UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 20, 2008
PERRIGO COMPANY
(Exact name of registrant as specified in its charter)

MICHIGAN	0-19725	38-2799573

(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Eastern Avenue, Allegan, Michigan	49010

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (269) 673-8451
Not Applicable

(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant
On May 20, 2008, the Audit Committee (the “Audit Committee”) of the Board of Directors of Perrigo Company (the “Company”), as part of its annual review process, selected Ernst & Young (“Ernst & Young”), to serve as its independent registered public accounting firm for the 2009 fiscal year ending June 27, 2009.
The Audit Committee has determined that BDO Seidman, LLP (“BDO”) will not be reappointed as the Company’s independent registered public accounting firm. Accordingly, effective upon the completion of its engagement for the Company’s current fiscal year ending June 28, 2008, BDO will cease to be the Company’s independent registered public accounting firm. With respect to BDO and its service as the Company’s independent registered public accounting firm, during the fiscal years ended June 30, 2007 and July 1, 2006, as well as the subsequent period preceding the Audit Committee’s decision not to reappoint BDO:
•	There were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K, except that, as previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended July 1, 2006, BDO’s audit for that fiscal year of the Company’s management’s assessment of the effectiveness of the Company’s internal control over financial reporting stated that the Company and its subsidiaries had not maintained effective internal control over financial reporting as of July 1, 2006, as a result of material weaknesses identified by the Company’s management. The Company’s management has concluded that, for the fiscal year ended June 30, 2007, the Company’s internal control over financial reporting was effective.

•	BDO’s reports on the Company’s financial statements for fiscal years 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principals.

•	There were no disagreements with BDO on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO, would have caused them to make a reference to the subject matter of the disagreement(s) in their reports.
The Company provided BDO with a copy of these disclosures and asked BDO to provide it with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether BDO agrees with the Company’s statements and, if not, stating the respects in which it does not agree. A copy of BDO’s letter to the Commission is attached as Exhibit 16.1 to this Current Report on Form 8-K.
During the fiscal years ended June 30, 2007 and July 1, 2006 and the subsequent period prior to engaging Ernst & Young, the Company did not consult with Ernst & Young regarding the application of accounting principals to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.
ITEM 9.01. Financial Statements and Exhibits
(d) Exhibits
16.1	Letter from BDO Seidman, LLP dated May 22, 2008

2

SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY (Registrant)
Dated: May 23, 2008	By:	/s/ Todd W. Kingma
Todd W. Kingma
Executive Vice President, Secretary and General Counsel

S-1

Exhibit Index
16.1	Letter from BDO Seidman, LLP dated May 22, 2008

E-1